Note 4 - Shareholder Remuneration System	6 Months Ended
Jun. 30, 2019
Share holder Remuneration System Abstract
Disclosure Share holder Remuneration System Explanatory

4. Shareholder remuneration system

The Board of Directors, at the Annual General Meeting of March 15, 2019, approved the payment in cash of €0.16 (€0.1296 net of withholding tax) per BBVA share as the final dividend for 2018. The dividend was paid on April 10, 2019 (see Note 48.1).